UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 15, 2014

PROSPECT GLOBAL RESOURCES INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54438	26-3024783
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1401 17th Street, Suite 1550
Denver, CO	80202
(Address of Principal Executive Offices)	(Zip Code)

(303) 990-8444

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 203.                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 15, 2014 we amended our January 10, 2014 Agreement (as amended) with the holders of our two senior unsecured promissory notes extending the date by which we may repay the notes by issuance of a number of shares of our common stock with an aggregate value of 17% of all amounts owing under the notes (including accrued interest) to April 23, 2014.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Identification of Exhibits
10.1	Second Amendment to Senior Unsecured Debt Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROSPECT GLOBAL RESOURCES INC.

Date: April 21, 2014	By:	/s/ Damon G. Barber
Damon G. Barber
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Identification of Exhibits
10.1	Second Amendment to Senior Unsecured Debt Agreement